UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE
ACT OF 1934

Date of Report (Date of earliest event reported): May 8, 2007 (May 2, 2007)

Behringer Harvard Opportunity REIT I, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-51961	20-1862323
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15601 Dallas Parkway, Suite 600, Addison, Texas

 75001

(Address of principal executive offices)

(Zip Code)

(866) 655-1620
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                             Completion of Acquisition or Disposition of Assets.

On May 2, 2007, Behringer Harvard Opportunity REIT I, Inc. (which may be referred to herein as the “Registrant,” “we,” “our” or “us”) acquired a portfolio of three office buildings, containing approximately 456,000 aggregate rentable square feet, located on approximately 22.8 acres of land in Santa Clara, California (“Santa Clara Tech Center”) through Behringer Harvard Santa Clara LP (“BH Santa Clara”), a wholly-owned subsidiary of Behringer Harvard Opportunity OP I, LP, our operating partnership.  Santa Clara Tech Center consists of the following office buildings:

•                  a two-story office building containing approximately 153,000 rentable square feet (“Santa Clara Tech Center I”);

•                  a two-story office building containing approximately 153,000 rentable square feet (“Santa Clara Tech Center II”); and

•                  a one-story office building containing approximately 150,000 rentable square feet (“Santa Clara Tech Center III”).

The total contract purchase price for Santa Clara Tech Center, exclusive of closing costs, was $70,000,000.  BH Santa Clara borrowed $52,115,000 under a bridge promissory note (the “Santa Clara Bridge Note”) with Citigroup Global Markets Realty Corp. (the “Santa Clara Lender”) to pay a portion of the contract price and paid the remaining amount from proceeds of our offering of common stock to the public.  For a description of the Santa Clara Bridge Note, see Item 2.03 below.  The purchase and sale agreement for Santa Clara Tech Center has been filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated into this Item 2.01 disclosure by reference.

The purchase price for the transaction was determined through negotiations between Sobrato Development Company No. 051 and Real Estate Trust at Community Foundation Silicon Valley (the “Sellers”) and Behringer Harvard Opportunity Advisors I LP, our advisor, and its affiliates.  Neither we nor our advisor is affiliated with the Sellers.  In evaluating Santa Clara Tech Center as a potential acquisition and determining whether the amount of consideration to be paid was appropriate, a variety of factors were considered, including overall valuation of net rental income (defined as revenues from the tenant from rent and expense reimbursements less Santa Clara Tech Center’s actual operating expenses), expected capital expenditures, costs of physical property maintenance, location, environmental assessments, demographics, quality of tenants, length of leases, price per square foot and occupancy.  Our advisor believes that Santa Clara Tech Center is well located, has acceptable roadway access, attracts high-quality tenants, is well maintained and adequately insured and has been professionally managed.

Santa Clara Tech Center was originally constructed in 1984.  Santa Clara Tech Center is approximately 69% leased and includes a single tenant: Hitachi Data Systems Corporation (“Hitachi”).

Hitachi, a Japanese electronics company, leases approximately 314,000 square feet of Santa Clara Tech Center for an annual base rent of approximately $2,599,000 under a triple net lease that expires in April 2014. Hitachi holds three five-year renewal options under this lease.

HPT Management Services LP (the “Santa Clara Property Manager”), our affiliate, has the sole and exclusive right to manage, operate, lease and supervise the overall maintenance of Santa Clara Tech Center.  Among other things, the Santa Clara Property Manager has the authority to negotiate and enter into leases of Santa Clara Tech Center on our behalf (in substantial conformance with approved leasing parameters and the operating plan), to incur costs and expenses, to pay property operating costs and expenses from property cash flow or reserves and to require that we provide sufficient funds for the payment of operating expenses.  The Santa Clara Property Manager has subcontracted certain of its on-site management and leasing services to CBRE Real Estate Services, Inc.

As compensation for its services, the Santa Clara Property Manager or its affiliates is entitled to reimbursement for its out-of-pocket costs and on-site personnel costs and the following compensation:

1.                    A property management fee equal to 4.5% of the monthly gross revenues from Santa Clara Tech Center; and

2.                    A monthly asset management fee of one-twelfth of 0.75% of the aggregate asset value.

Item 2.03                          Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

BH Santa Clara entered into the Santa Clara Bridge Note on May 2, 2007.  The interest rate under the loan is fixed at 7.07% per annum.  Payment of all accrued interest and principal is due upon the maturity date,

June 15, 2007.  In accordance with the note, BH Santa Clara deposited approximately $461,000 of an interest reserve as additional collateral for the loan, which will be applied against amounts due at maturity.  Prepayment, in whole, is permitted at any time without penalty.  The Santa Clara Bridge Note has been filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated into this Item 2.03 disclosure by reference.

In addition, we have guaranteed payment of the debt and all of the obligations of BH Santa Clara under the Santa Clara Bridge Note when due.  Our Payment Guaranty has been filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated in this Item 2.03 disclosure by reference.

Item 9.01                             Financial Statements and Exhibits.

(a)       Financial Statements of Business Acquired.

Because it is impracticable to provide the required financial statements for the acquired real property described above at the time of this filing, and no financial statements (audited or unaudited) are available at this time, we hereby confirm that the required financial statements will be filed on or before July 18, 2007, by amendment to this Form 8-K, which date is within the period allowed to file such an amendment.

(b)       Pro Forma Financial Information.

See Paragraph (a) above.

(d)       Exhibits.

The exhibits filed in response to Item 601 of Regulation S-K are listed on the Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEHRINGER HARVARD OPPORTUNITY REIT I, INC.

Dated: May 8, 2007	By:	/s/ Gary S. Bresky
Gary S. Bresky
Chief Financial Officer

EXHIBIT INDEX

10.1

Purchase and Sale Agreement for Santa Clara Tech Center between Sobrato Development Company No. 051, Real Estate Trust at Community Foundation Silicon Valley and Harvard Property Trust, LLC (previously filed in and incorporated by reference to Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form S-11, Commission File No. 333-120847, filed on April 24, 2007)

10.2	Promissory Note made between Citigroup Global Markets Realty Corp. and Behringer Harvard Santa Clara LP (filed herewith)

10.3	Payment Guaranty made by Behringer Harvard Opportunity REIT I, Inc., as guarantor in favor of Citigroup Global Markets Realty Corp. (filed herewith)